FINANCIAL SUPPLEMENT NYSE: CIM 1st Quarter 2019

This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and DISCLAIMER projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Information is unaudited, estimated and subject to change.

PORTFOLIO COMPOSITION 68% of Chimera's equity capital is allocated to mortgage credit Net Investment Analysis(2) Residential Mortgage 17 Credit Portfolio 16 Total Assets: 14.9 billion(1) Residential Agency 15 Mortgage Credit Total Portfolio Agency Portfolio Portfolio Portfolio 14 Total Assets: 12.2 billion(1) 13 Non-Recourse 12 (Securitization) Gross Asset Yield: 7.1% 3.6% 5.5% 11 $8.3 10 s n 9 o i l (3) l i Financing Cost : 4.2% 2.6% 3.4% 8 Recourse (Repo) B 7 $11.3 6 Recourse (Repo) 5 Net Interest $4.0 Spread: 2.9% 1.0% 2.1% 4 3 Equity 2 Net Interest 3.4% 1.2% 2.4% $2.7 Equity Margin: 1 $1.3 0 All data as of March 31, 2019 (1) Financing excludes unsettled trades. (2) Reflects first quarter 2019 average assets, yields, and spreads. (3) Includes the interest incurred on interest rate swaps. Information is unaudited, estimated and subject to change. 2

GAAP ASSET ALLOCATION(1) Chimera maintained a consistent asset allocation during the quarter March 31, 2019 December 31, 2018 9% 9% 46% 46% 45% 45% Non-Agency MBS Agency MBS Non-Agency MBS Agency MBS Loan Portfolio Loan Portfolio Total Portfolio: $27.2 billion Total Portfolio: $27.2 billion (1) Based on fair value. Information is unaudited, estimated and subject to change. 3

GAAP FINANCING SOURCES Total Leverage(1): 6.0:1 Recourse Leverage(1): 3.9:1 March 31, 2019 December 31, 2018 35% 38% 45% 48% 17% 17% Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) Non-Recourse Debt, Securitized RMBS and Loans (2) Total Financing: $23.6 Billion Total Financing: $22.6 Billion (1) Leverage ratios as of March 31, 2019 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Information is unaudited, estimated and subject to change. 4

CONSOLIDATED LOAN SECURITIZATIONS

($ in thousands)

					March 31, 2019		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2018	CIM 2018-NR1	$257,548	—	$257,548	$226,762	—	$226,762
2018	CIM 2018-R6	478,251	334,775	143,476	451,713	308,360	143,353
2018	CIM 2018-R5	380,194	266,136	114,058	346,984	233,058	113,926
2018	CIM 2018-R4	387,222	271,056	116,166	357,833	242,078	115,755
2018	CIM 2018-R3	181,073	146,669	34,404	158,431	124,136	34,295
2018	CIM 2018-R2	380,292	266,204	114,088	331,030	216,648	114,382
2018	CIM 2018-R1	169,032	140,297	28,735	149,311	120,408	28,903
2017	CMLTI 2017-RP2	421,329	341,276	80,053	366,218	286,490	79,728
2017	CIM 2017-8	1,148,050	688,829	459,221	974,503	518,201	456,302
2017	CIM 2017-7	512,446	341,062	171,384	432,607	264,362	168,245
2017	CIM 2017-6	782,725	626,179	156,546	635,199	479,720	155,479
2017	CIM 2017-5	377,034	75,407	301,627	313,735	13,261	300,474
2017	CIM 2017-4	830,510	710,003	120,507	547,364	438,045	109,319
2017	CIM 2017-3	2,434,640	2,113,267	321,373	1,758,385	1,445,915	312,470
2017	CIM 2017-2	331,440	248,580	82,860	259,633	177,551	82,082
2017	CIM 2017-1	526,267	368,387	157,880	393,114	238,362	154,752
2016	CIM 2016-FRE1	185,811	115,165	70,646	138,810	71,587	67,223
2016	CIM 2016-4	601,733	493,420	108,313	414,116	307,944	106,172
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,133,487	882,131	251,356
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,142,013	887,730	254,283
2016	CIM 2016-1	1,499,341	1,266,898	232,443	964,110	750,778	213,332
2012	CSMC 2012-CIM1	741,939	707,810	34,129	45,307	19,288	26,019
2012	CSMC 2012-CIM2	425,091	404,261	20,830	37,272	20,567	16,705
2012	CSMC 2012-CIM3	329,886	305,804	24,082	104,062	86,413	17,649
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	30,062	22,036	8,026
	TOTAL	**$17,509,825**	**$13,752,123**	**$3,757,702**	**$11,712,061**	**$8,155,069**	**$3,556,992**

All data as of March 31, 2019

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

AGENCY SECURITIES AND REPO SUMMARY

Agency Securities – As of March 31, 2019

Security Type	Coupon(1)	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$615,631	101.7	7.3
	4.00%	7,360,542	103.0	4.7
	4.50%	409,267	104.7	12.5
	5.0%	301,504	105.7	28.9
Commercial	3.6%	3,080,065	101.9	—
Agency IO	1%	N/M(2)	5.6	6.2
Total		**$11,767,009**		

Agency Securities – As of December 31, 2018

Security Type	Coupon(1)	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$761,364	100.4	4.6
	4.00%	7,467,725	102.1	4.6
	4.50%	425,405	103.9	5.0
	5.0%	329,756	104.8	1.4
Commercial	3.6%	2,895,680	99.5	—
Agency IO	0.8%	N/M(2)	4.4	2.1
Total		**$11,879,930**		

Repo Days to Maturity – As of March 31, 2019

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$5,445,447	2.73%	
30 to 59 days	4,155,446	2.69%	
60 to 89 days	1,125,058	2.70%	
90 to 360 days	578,532	2.71%	
Total	**$11,304,483**	**2.71%**	**34 Days**

Repo Days to Maturity – As of December 31, 2018

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$5,327,490	2.49%	
30 to 59 days	3,811,792	2.60%	
60 to 89 days	1,053,990	2.68%	
90 to 360 days	—	—%	
Total	**$10,193,272**	**2.55%**	**30 Days**

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Notional Agency IO was $2.6 billion and $3.0 billion as of March 31, 2019 and December 31, 2018 respectively.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

INTEREST RATE SENSITIVITY Chimera rebalanced its Agency hedge portfolio during the quarter Description - 100 Basis - 50 Basis +50 Basis +100 Basis ($ in thousands) Points Points Unchanged Points Points Hedge Book Maturities Market Value $12,589,670 $12,439,689 $ 12,238,044 $11,948,585 $11,619,453 Agency Securities Percentage Change 2.9% 1.6% - (2.4)% (5.1)% 18% Market Value (439,092) (214,812) - 205,797 402,882 Swaps Percentage Change (3.6)% (1.8)% - 1.7% 3.3% 48% 12% Market Value (34,155) (16,849) - 16,431 32,477 Futures Percentage Change (0.3)% (0.1)% - 0.1% 0.3 % Net Gain/(Loss) $ (121,621) $ (30,016) - $ (67,231) $ (183,232) 22% Percentage Change (1) )% )% )% )% in Portfolio Value (1.0 (0.2 - (0.5 (1.5 Near Term 0-3 Total Notional Balance - Derivative Instruments Short Term 3-5 March 31, 2019 December 31, 2018 Medium Term 5-10 Agency Interest Rate Swaps 6,733,200 8,131,700 Swaptions 53,000 53,000 Long Term 10-30 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates. Information is unaudited, estimated and subject to change. 7

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